VSE Corporation Form 10-K December 31, 2013
Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President, Chief Executive Officer and Chief Operating Officer of VSE Corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

1) our Annual Report on Form 10-K for the year ending December 31, 2013 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in our Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2014	/s/ M. A. Gauthier
M. A. Gauthier
Chief Executive Officer, President and Chief Operating Officer